EXHIBIT 10.4
                                                                    ------------


                 AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

         This AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of April 26, 2007 (the "Effective Date"), by and among, on the one hand, the lender identified on the signature page hereof (such lender, together with its successors and assigns, is referred to hereinafter as the "Lender"), WELLS FARGO RETAIL FINANCE II, LLC, as collateral agent and administrative agent (the "Agent") for the Lender and any other holder of Obligations (as defined in the Loan Agreement referred to below) and, on the other hand, HAROLD'S STORES, INC., an Oklahoma corporation ("Parent"), HAROLD'S FINANCIAL CORPORATION, an Oklahoma corporation ("Harold's Finance"), HAROLD'S DIRECT, INC., an Oklahoma corporation ("Harold's Direct"), HAROLD'S STORES OF TEXAS, L.P., a Texas limited partnership ("Harold's Texas"), and HAROLD'S OF JACKSON, INC., a Mississippi corporation ("Harold's Mississippi", and collectively with Harold's Texas, Harold's Direct, Harold's Finance and Parent, the "Borrowers" and each, a "Borrower").

                                   BACKGROUND

         FACT ONE: Lender, Agent, the Borrowers, and Harold's Stores of Georgia, L.P., a Georgia limited partnership ("Harold's Georgia"), entered into that certain Loan and Security Agreement, dated as of February 5, 2003, as amended by each of the following amendments (as so amended, the "Loan Agreement"): (A) that certain Amendment No. 1 to Loan and Security Agreement dated July 10, 2003, by and among Lenders, Agent, Borrowers, and Harold's Georgia; (B) that certain Amendment No. 2 to Loan and Security Agreement dated April 29, 2004, by and among Lenders, Agent, the Borrowers and Harold's Georgia; (C) that certain Amendment No. 3 to Loan and Security Agreement dated January 26, 2006, by and among Lenders, Agent, the Borrowers and Harold's Georgia; (D) that certain Amendment No. 4 to Loan and Security Agreement, dated as of June 1, 2006, by and among Lenders, Agent and the Borrowers, and (E) that certain Amendment No. 5 to Loan and Security Agreement, dated as of August 31, 2006, by and among Lenders, Agent and the Borrowers.

         FACT TWO: Pursuant to the Loan Agreement, Lender has agreed to make loans and other financial accommodations to, or for the benefit of, Borrowers on the terms and otherwise subject to the conditions and limitations contained therein.

         FACT THREE: Borrowers have requested that Lender and Agent agree to modify certain terms and conditions set forth in the Loan Agreement in the manner set forth in this Amendment in order to permit the Borrowers to incur certain subordinated indebtedness subject to the conditions and limitations contained in the Loan Agreement, as amended by this Amendment.

         FACT FOUR: Lender and Agent have agreed to modify certain terms and conditions set forth in the Loan Agreement in the manner set forth in this Amendment, subject in all cases to the fulfillment of the conditions set forth in this Amendment.

             AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT - Page 1
             -------------------------------------------------------

         NOW, THEREFORE, Lender, Agent and the Borrowers hereby modify, supplement and amend the Loan Agreement as follows:

1. INCORPORATION OF DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, have the meanings assigned to such terms in the Loan Agreement, as amended hereby.

2. AMENDMENTS AND ADDITIONS TO LOAN AGREEMENT.

         2.1 ADDITIONAL DEFINITIONS. As of the Effective Date, Section 1.1 of the Loan Agreement is hereby amended by the addition of the following definition, in the appropriate alphabetical order:

                  "`Amendment No. 6' means Amendment No. 6 to Loan and Security Agreement, dated as of April 26, 2007, by and among the Lenders, Agent and Borrowers."

         2.2 REVISION TO EXISTING DEFINITIONS. As of the Effective Date, the definitions of the term "Certificate of Designation", "Minimum Excess Availability", "Restricted Payment", "Permitted Preferred Payments", and "Subordinated Loan Documents" are hereby amended and restated to read in their entirety as follows:

                  "'Certificates of Designation' means, individually and collectively, as appropriate; (a) the Certificate of Designation of the Amended Series 2001-A Preferred Stock ($0.01 Par Value) of Harold's Stores, Inc. as filed on August 2, 2002, with the Oklahoma Secretary of State; (b) the Certificate of Designation of the Series 2002-A Preferred Stock ($0.01 Par Value) of Harold's Stores, Inc. as filed on August 2, 2002, with the Oklahoma Secretary of State; (c) the Certificate of Designation of the Series 2003-A Preferred Stock ($.01 Par Value) of Harold's Stores, Inc. as filed on February 4, 2003, with the Oklahoma Secretary of State; (d) the Certificate of Designation of the Series 2006-A Preferred Stock ($.01 Par Value) of Harold's Stores, Inc. as filed on January 24, 2006, with the Oklahoma Secretary of State; (e) the Certificate of Correction to Certificate of Designation of the Series 2006-A Preferred Stock ($.01 Par Value) of Harold's Stores, Inc. as filed on August 31, 2006; (f) the Certificate of Amendment to Certificate of Designation of the Series 2006-A Preferred Stock ($.01 Par Value) of Harold's Stores, Inc. as filed on August 31, 2006; (g) the Certificate of Designation of the Series 2006-B Preferred Stock ($.01 Par Value) of Harold's Stores, Inc. as filed on August 31, 2006, with the Oklahoma Secretary of State; (f) the Certificate of Amendment to Certificate of Designation of the Series 2006-B Preferred Stock ($.01 Par Value) of Harold's Stores, Inc. as filed on April 26, 2007, (g) the Certificate of Designation of the Series 2007-A Senior Preferred Stock ($.01 Par Value) of Harold's Stores, Inc. as filed on April 26, 2007, with the Oklahoma Secretary of State; and (h) Certificate of Designation of the Series 2007-B Senior Preferred Stock ($.01 Par Value) of Harold's Stores, Inc., as filed on April 26, 2007, with the Oklahoma Secretary of State."

                   "Minimum Excess Availability" means an amount equal to $500,000 at all times.

             AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT - Page 2
             -------------------------------------------------------

                  "'Restricted Payment' means (i) any cash dividend or other cash distribution or payment, direct or indirect, on or on account of any shares of any class of stock of any Borrower now or hereafter outstanding; (ii) any dividend or other distribution (other than payments made solely in Series 2006-B Preferred Stock of Parent, Series 2007-A Senior Preferred Stock of Parent or Series 2007-B Preferred Senior Stock of Parent in satisfaction of Subordinated Indebtedness) in respect of, or redemption, purchase or other acquisition, direct or indirect, of any shares of any class of stock of any Borrower now or hereafter outstanding or of any warrants, options or rights to purchase any such stock (including, without limitation, the repurchase of any such stock, warrant, option or right or any refund of the purchase price thereof in connection with the exercise by the holder thereof of any right of rescission or similar remedies with respect thereto); and
         (iii) any direct salary, non-salary managerial fees, fee (consulting, management or other), fringe benefit, allowance or other expense directly or indirectly paid or payable by any Borrower (as compensation or otherwise) to any shareholder or Affiliate of any Borrower (other than to an employee, to the extent of such employee's compensation; provided that the terms of such compensation are approved by the applicable board of directors or the compensation committee thereof) or any partner, shareholder or Affiliate thereof."

                  "'Permitted Preferred Payments' means the payment of dividends in respect of the Series 2002-A Preferred Stock of Parent, the Amended Series 2001-A Preferred Stock, the Series 2003-A Preferred Stock, the Series 2006-A Preferred Stock and the Series 2006-B Preferred Stock of Parent, and the Series 2007-A Preferred Stock and the Series 2007-B Preferred Stock of Parent (in each case when issued in whole or part as contemplated by Schedule 5.8) to the extent each of the following conditions precedent is met at the time such dividends are declared and at the time such dividends are paid: (a) such dividends are made at the times, in the amounts and otherwise in accordance with the applicable Certificate of Designation as in effect on the date of Amendment No. 6, or in such lesser amount as may be required thereunder pursuant to any amendment or modification of such certificates of designation; (b) no Default or Event of Default shall have occurred and be continuing as of either of such dates; and (c) no Default or Event of Default shall result from the payment or declaration of such dividend."

                  "'Subordinated Loan Documents' means each of the following, each as may be amended, restated, supplemented or otherwise modified from time to time in accordance with terms and conditions of the Intercreditor Agreement: (a) that certain Subordinated Loan Agreement, dated as of August 31, 2006, by and between Parent and Subordinated Lender; (b) that certain Amended and Restated Subordinated Secured Promissory Note, dated as of April 26, 2007, executed by Parent and payable to the order of Subordinated Lender in the stated face amount of up to $12,000,000; (c) that certain Subordinated Guaranty, dated as of August 31, 2006, executed by certain Subsidiaries of Parent for the benefit of Subordinated Lender; (d) that certain Subordinated Security Agreement, dated as of August 31, 2006, entered into by Parent and certain of its Subsidiaries, for the purpose of securing the obligations of Parent and certain of its Subsidiaries pursuant to the aforementioned Subordinated Loan Agreement, Amended and Restated Subordinated Secured Promissory Note and Subordinated Guaranty, as

             AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT - Page 3
             -------------------------------------------------------
         applicable; and (e) all other instruments, documents, agreements, certificates from time to time delivered pursuant to, in connection with, or otherwise securing obligations under any of the foregoing."

         2.3 AMENDMENT TO SECTION 7.1(G). As of the Effective Date, Section 7.1(g) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  "(g) Subordinated Indebtedness in an aggregate principal amount not to exceed the sum of $12,000,000 and the amount of any accrued but unpaid interest that is added to the principal balance outstanding under and in accordance with the terms of the Subordinated Loan Documents and to the extent (i) such Indebtedness shall be evidenced by Subordinated Loan Documents in form and substance satisfactory to Agent; and (ii) such Indebtedness, and any Liens securing the same, shall be subordinated to the Obligations, and any Liens securing the same, pursuant to the Intercreditor Agreement."

         2.4 ADDITIONAL AFFIRMATIVE COVENANT. As of the Effective  Date, a new
Section 6.20 is hereby added to the Loan Agreement to read in its entirety as follows:

                   "6.20 Notice of Interest Payments. Promptly and in no event later than 5 days of the date thereof, the Administrative Borrower shall provide Agent with notice of the date that the aggregate amount of interest in respect of the Subordinated Indebtedness paid by adding such amounts to the outstanding principal balance of the Subordinated Indebtedness evidenced by the Subordinated Loan Documents is equal to or greater than $1,000,000 or the date that any and all interest due and payable under the Subordinated Loan Documents is otherwise no longer required to be paid by adding such amounts due and payable to the outstanding principal balance of the Subordinated Indebtedness evidenced by the Subordinated Loan Documents."

         2.5 UPDATE OF SCHEDULE 5.8 TO LOAN AGREEMENT. As of the Effective Date, Exhibit C-1 and Schedule 5.8 to the Loan Agreement are hereby combined, amended and restated in their entirety to read as set forth hereto as Exhibit C-1 and
Schedule 5.8 attached hereto and incorporated herein, and from and after the Effective Date all references to Exhibit C-1 and Schedule 5.8 shall be to such amended and restated schedule.

3. RATIFICATIONS, REPRESENTATIONS AND WARRANTIES.

         3.1 RATIFICATIONS. Except as expressly amended and supplemented by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and continue in full force and effect. The Borrowers hereby agree that the Loan Agreement, as amended hereby, continues to be legal, valid, binding and enforceable against Borrowers in accordance with its terms and hereby reaffirm each covenant and agreement set forth therein.

         3.2 REPRESENTATIONS AND WARRANTIES. In order to induce Agent and Lender to enter into this Amendment, each Borrower makes the following representations and warranties to Lender as to itself:

                  (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate or limited partnership power, as appropriate, on the

             AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT - Page 4
             -------------------------------------------------------
         part of the Borrower and will not violate any of its constituent documents (including, as applicable, its articles of incorporation, certificate of incorporation, by-laws, partnership agreement and certificate of limited partnership) or any other agreement to which Borrower is a party or by which its properties may be bound;

                  (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date or violations have been disclosed to Agent in writing and approved in writing by Agent); and

                  (c) no Default or Event of Default has occurred or is continuing under the Loan Agreement, and no Default or Event of Default will result from the execution, delivery or performance of this Amendment or the consummation of the transactions herein authorized by Lender.

4. FURTHER ASSURANCES.

          The Borrowers hereby agree, upon Agent's request (i) to deliver to Agent such fully authorized and executed agreements and instruments, including, but not limited to, any amendments to Loan Documents, within 10 days of such request, and (ii) to take such actions as Agent, in its Permitted Discretion, deems necessary and appropriate in connection with the transactions contemplated by this Amendment.

5. CHOICE OF LAW.

         THE VALIDITY OF THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY THEREIN), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

6. GENERAL PROVISIONS.

         6.1 EFFECTIVENESS. The effectiveness of this Amendment and the enforceability of the terms hereof against Borrowers, Agent and Lender are subject to fulfillment of each of the following conditions precedent:

                  (a) Lender's execution of this Amendment and receipt of one or more counterparts of this Amendment duly executed by each Borrower; and

                  (b) Lender's receipt of a consent and reaffirmation of the obligations of each Guarantor under the Continuing Guaranty and Security Agreement, in form acceptable to Lender; and

             AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT - Page 5
             -------------------------------------------------------

                  (c) Lender's receipt of copies of any and all documents and instruments executed in connection with the incurrence of the Subordinated Indebtedness, which documents shall be in each instance acceptable to Agent and Lender in their sole discretion.

         6.2 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Amendment.

         6.3 SEVERABILITY OF PROVISIONS. Each provision of this Amendment will be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

         6.4 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, will be deemed to be an original, and all of which, when taken together, will constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile will be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also will deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart will not affect the validity, enforceability, and binding effect of this Amendment. The foregoing shall apply to each other Loan Document MUTATIS MUTANDIS.

         6.5 INTEGRATION. This Amendment, the Loan Agreement and the other Loan Documents contain the entire agreement between the parties relating to the transactions contemplated hereby. All prior or contemporaneous understandings, representations, statements and agreements, whether written or oral, are merged herein and superseded by this Agreement. THIS WRITTEN AMENDMENT, THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         6.6 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made herein and in the Loan Agreement, as amended hereby, will survive the execution and delivery of this Amendment, and no investigation by Agent or Lender or any closing shall affect the representations and warranties or the right of Agent or Lender to rely upon them.

         6.7 REFERENCE TO LOAN AGREEMENT. The Loan Agreement, as amended hereby, and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms thereof are hereby amended so that any reference in the Loan Agreement or such other agreements, documents and instruments will mean a reference to the Loan Agreement, as amended hereby.

             AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT - Page 6
             -------------------------------------------------------

         6.8 EXPENSES OF LENDER. The Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable costs and fees of Agent's or Lender's legal counsel. In addition, the Borrowers agree to pay on demand: (a) all costs and expenses incurred by Agent or Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any agreement, document or instrument executed in connection therewith, including without limitation this Amendment; and (b) all reasonable costs and expenses incurred by Agent or Lender in connection with the preparation, negotiation and administration of this Amendment, including the reasonable fees and costs of Agent's and Lender's legal counsel.

         6.9 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and will inure to the benefit of Agent, Lender and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

         6.10 RELEASE. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT) OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT, LENDER AND THEIR RESPECTIVE PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, MEMBERS, AFFILIATES, EMPLOYEES AND REPRESENTATIVES, SUCCESSORS AND ASSIGNS. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, LENDER AND THEIR RESPECTIVE PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, MEMBERS, AFFILIATES, EMPLOYEES AND REPRESENTATIVES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST AGENT, LENDER AND THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, MEMBERS, AFFILIATES, EMPLOYEES AND REPRESENTATIVES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT), INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM RATE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY AGREEMENT, DOCUMENT OR INSTRUMENT ENTERED INTO IN CONNECTION THEREWITH.

             AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT - Page 7
             -------------------------------------------------------




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.


                                     BORROWERS:

                                     HAROLD'S STORES, INC.


                                     By /s/ Ron Staffieri
                                        ------------------------------
                                     Name: Ron Staffieri
                                     Title: CEO

                                     HAROLD'S FINANCIAL CORPORATION


                                     By /s/ Ron Staffieri
                                        ------------------------------
                                     Name: Ron Staffieri
                                     Title: CEO

                                     HAROLD'S DIRECT, INC.


                                     By /s/ Ron Staffieri
                                        ------------------------------
                                     Name: Ron Staffieri
                                     Title: CEO

                                     HAROLD'S STORES OF TEXAS, L.P.

                                     By: HSTX, Inc., General Partner


                                     By /s/ Ron Staffieri
                                        ------------------------------
                                     Name: Ron Staffieri
                                     Title: CEO

                                     HAROLD'S OF JACKSON, INC.


                                     By /s/ Ron Staffieri
                                        ------------------------------
                                     Name: Ron Staffieri
                                     Title: CEO


         AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT - Signature Page
         ---------------------------------------------------------------

                                     AGENT AND LENDER:

                                     WELLS FARGO RETAIL
                                     FINANCE II, LLC,
                                     AS AGENT AND LENDER


                                     By: /s/ Lynn Whitmore
                                         -----------------------------
                                         Lynn Whitmore, Senior Vice President


         AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT - Signature Page
         ---------------------------------------------------------------

                                   EXHIBIT C-1
                                   -----------

                         FORM OF COMPLIANCE CERTIFICATE
                         ------------------------------


                                                    Date __________  __, 200__

WELLS FARGO RETAIL FINANCE, LLC
One Boston Place, 18th Floor
Boston, MA 02108

RE: Loan and Security Agreement (the "Loan Agreement"), dated as of February 5, 2003, among the lender identified on the signature pages thereof (together with its permitted successors and assigns, the "Lenders"), Wells Fargo Retail Finance, LLC, as collateral agent and administrative agent for the Lenders ("Agent"), Harold's Stores, Inc., an Oklahoma corporation ("Parent"), Harold's Financial Corporation, an Oklahoma corporation ("Harold's Finance"), Harold's Direct, Inc., an Oklahoma corporation ("Harold's Direct"), Harold's Stores of Texas, L.P., a Texas limited partnership ("Harold's Texas"), Harold's Stores of Georgia, L.P., a Georgia limited partnership ("Harold's Georgia"), Harold's of Jackson, Inc., a Mississippi corporation ("Harold's Mississippi", and collectively with Harold's Georgia, Harold's Texas, Harold's Direct, Harold's Finance and Parent, the "Borrowers" and each, a "Borrower")


Dear Sir or Madam:

         Capitalized terms used in this Compliance Certificate (this "Certificate") have the respective meanings set forth in the Loan Agreement, unless otherwise specified herein. Together with this Certificate, Borrower is delivering to Agent a consolidated balance sheet, income statement, and statement of cash flow, each prepared by Parent and covering Parent's and its Subsidiaries' operations for the most recently ended Fiscal Period. On behalf of each Borrower and not individually, the undersigned Chief Financial Officer hereby certifies as follows to Agent:

         (a) In accordance with Section 6.3(a)(ii) of the Loan Agreement, (i) all financial statements delivered herewith have been prepared in accordance with GAAP (except for the lack of footnotes and being subject to year-end audit adjustments) and fairly present in all material respects the financial condition of Parent and its Subsidiaries, (ii) all representations and warranties of the Borrowers set forth in the Loan Agreement and other Loan Documents are true and correct in all material respects on and as of the date of this Certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date), and (iii) there does not exist any condition or event that constitutes a Default or Event of Default, or if there is such a Default or Event of Default, the nature of it and the steps (if any) being taken or contemplated by Borrower to be taken on account thereof are set forth as Exhibit 1 attached hereto.

         (a) [INCLUDE IF THIS CERTIFICATE IS TO BE DELIVERED WITH RESPECT TO THE LAST FISCAL PERIOD OF A FISCAL QUARTER] In accordance with Section 6.3(g) of the Loan Agreement, attached hereto as Exhibit 2 is a schedule describing any additional trademarks and copyrights that have been registered by any Borrower or any Guarantor during the period since the [last such schedule delivered to Agent pursuant to Section 6.3(g) of the Loan Agreement] [Closing Date], which schedule is sufficient for Agent to supplement its Copyright Security Agreement and Trademark Security Agreements delivered to Agent on the Closing Date.

         (b) Borrower is in compliance with Section 6.11 [Leases] of the Loan Agreement except as set forth on Exhibit 3 attached hereto.

         (c) Borrower is in compliance with Section 6.7 [Taxes] of the Loan Agreement except as set forth on Exhibit 4 attached hereto.

         (d) Borrower is in compliance with Section 6.8 [Insurance] of the Loan Agreement except as set forth on Exhibit 5 attached hereto.

         (e) [TO BE INCLUDED ON EACH CERTIFICATE FOR EACH FISCAL YEAR END]. Borrower [has/has not] made capital expenditures for the fiscal year ended [January 31, 2008] (the "Fiscal Year") in excess of the amounts permitted under
Section 7.21(a) of the Loan Agreement.

         Capital expenditure amount set forth in the Loan Agreement/ Business
Plan:

                                                                 [$2,750,000]


         (f) Each day during Borrower's most recently ended fiscal month, Borrower has been in compliance with Section 7.21(b) Minimum Excess Availability of the Loan Agreement except as set forth on Exhibit 6 attached hereto.

         (g) The last payment of interest in respect of the Subordinated Indebtedness [was/was not] paid by adding such interest payment to the outstanding principal balance of the Subordinated Indebtedness evidenced by the Subordinated Loan Documents.

         Such certification is made as of the fiscal month ending ___ __, 200__.


                                                Sincerely,

                                                HAROLD'S STORES, INC.



                                                By:
                                                    ----------------------------
                                                Name:
                                                      Chief Financial Officer

                                  SCHEDULE 5.8

                           CAPITALIZATION OF BORROWERS

                                                    Authorized Stock                                   Outstanding Stock
                                                    ----------------                                   -----------------

Company                              Common            Preferred                     Common                        Preferred
-------                              ------            ---------                     ------                        ---------
Harold's Stores, Inc.                25,000,000      Series 2001-A      500,000    6,223,508           Series 2001-A       342,653

                                                     Series 2002-A      300,000                        Series 2002-A       231,550

                                                     Series 2003-A      100,000                        Series 2003-A        56,742

                                                     Series 2006-A       75,000                        Series 2006-A        25,000

                                                     Series 2006-B       15,000                        Series 2006-B           --

                                                     Series 2007-A        5,000                        Series 2007-A         2,000

                                                     Series 2007-B        5,000                        Series 2007-B           --


Harold's Financial Corporation       20,000                             180,000       20,000                               180,000

Harold's Direct, Inc.                50,000                               N/A         50,000                                  N/A

Harold's Limited Partners, Inc.      50,000                               N/A            500                                  N/A

Harold's DBO, Inc.                   50,000                               N/A          1,000                                  N/A

HSTX, Inc.                           50,000                               N/A          1,000                                  N/A

Harold's of Jackson, Inc.            50,000                              50,000       50,000                                50,000

The Corner Properties, Inc.          50,000                               N/A         50,000                                  N/A

Harold's of White Flint, Inc.        10,000                               N/A         10,000                                  N/A

Harold's Stores of Texas, L.P.- owned by HSTX, Inc. (1%) and Harold's Limited Partners, Inc. (99%)
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